Summary Prospectus Supplement

June 14, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated June 14, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated January 28, 2019

Corporate Bond Portfolio

The following is hereby added as the last sentence of the first paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies":

The Fund may also invest in securities denominated in currencies other than U.S. dollars.

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Principal Risks":

• Foreign Currency. The Fund's investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund's assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Please retain this supplement for future reference.

  IFTCBSUMPROSUP 6/19